Exhibit 10.22
                                 -------------




THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE LAW, OR AN EXEMPTION THEREFROM UNDER SUCH ACT. THIS WARRANT AND SUCH SHARES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THIS WARRANT

                                 RemoteMdx, Inc.

                          COMMON STOCK PURCHASE WARRANT


Warrant Holder:            VATAS HOLDING GMBH
Date of Grant:             November 9, 2006
Number of Covered Shares:  7,000,000
Exercise Price Per Share:  $2.00
Term:                      November 8, 2009


              Effective as of November 9, 2006, RemoteMdx, Inc., a Utah corporation (the "Company"), for value received, and pursuant to that certain Securities Purchase Agreement dated as of November 9, 2006, by and between the Company and VATAS Holding GmbH, a German limited liability company (the "Holder"), hereby certifies that Holder is entitled to purchase from the Company, at such times and in such amounts as are permitted herein, Seven Million (7,000,000) duly authorized shares of the Common Stock, par value $.0001 per share, of the Company (the "Warrant Stock") at a purchase price per share of $2.00 per share (the "Purchase Price"), all subject to the terms and conditions set forth below.

              1. Exercise of Warrant.

              1.1. Manner of Exercise. Holder may, at its option, exercise this Warrant, in whole or in part, during normal business hours on any business day by surrendering this Warrant to the Company at the Company's principal office, accompanied by an executed subscription agreement in substantially the form annexed hereto as Exhibit "A", as such form may be modified in the discretion of the Company to comply with any applicable federal or state securities laws, and by payment, in cash or by certified or official bank check payable to the order of the Company, or by any combination of such methods, in the amount obtained by multiplying (a) the number of shares of Warrant Stock designated in such subscription by (b) the Purchase Price, whereupon Holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock as is indicated on the subscription.

              1.2. When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on

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the business day on which this Warrant shall have been surrendered to the
Company as provided in Section 1.1 (the "Exercise Date"), and at such time the person or persons in whose name or names any certificate or certificates for shares of Warrant Stock shall be issued upon such exercise shall be deemed for all corporate purposes to have become the holder of record thereof.

              1.3. Delivery of Stock Certificates. As soon as practicable after each exercise of this Warrant, and in any event within five business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Holder, a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Warrant Stock to which Holder shall be entitled upon such exercise.

              1.4. Partial Exercise.

                     (a) Fractional Shares. In the event of any partial exercise of this Warrant, the Company will not issue certificates for any fractional shares of the Warrant Stock to which Holder otherwise may be entitled, and the Company shall not be obligated to refund an amount of cash comprising the market value of any fractional share of Warrant Stock for which the Company will not issue a certificate.

                     (b) Replacement Warrant. In the event of any partial exercise of this Warrant, at the request of Holder and upon tender of this Warrant to the Company, the Company shall issue a new Warrant containing the same terms and conditions as this Warrant but calling on the face thereof for the number of shares of Warrant Stock equal to the number of shares called for on the face of this Warrant minus the number of shares of Warrant Stock issued upon the partial exercise of this Warrant.

              2. Certain Adjustments.

              2.1. Mergers, Consolidations or Sale of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Warrant Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant

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(including adjustment of the purchase price then in effect and the number of shares of Warrant Stock) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

              2.2. Splits and Subdivisions. If the Company at any time or from time to time after the date of this Warrant but before expiration effects a split or subdivision of the outstanding shares of its then outstanding Common Stock into a greater number of shares of Common Stock, or if the Company effects a reverse split of the outstanding shares of its Common Stock into a lesser number of shares of Common Stock, (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, the number of shares called for on the face of this Warrant (or the face of any replacement Warrant issued upon partial exercise) shall be adjusted proportionally, and the exercise price with respect to such adjusted number of shares also shall be adjusted proportionally.

              2.3. Certificate as to Adjustments. In the case of each adjustment or readjustment of the purchase price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the holder of this Warrant. The Company will, upon the written request at any time of the holder of this Warrant, furnish or cause to be furnished to such holder a certificate setting forth:

                     (a) Such adjustments and readjustments;

                     (b) The purchase price at the time in effect; and

                     (c) The number of shares of Warrant Stock and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

              2.4. Other Notices. If at any time:

                     (a) the Company shall declare any cash dividend upon its Common Stock;

                     (a) there shall be any capital reorganization or reclassification of the capital stock of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or other business entity; or

                     (b) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

                     (c) then, in any one or more of said cases and in accordance with Section 7, the Company shall give (i) at least twenty (20) days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least twenty (20) days prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after

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the receipt thereof. Any notice given in accordance with the foregoing clause
(i) shall also specify, in the case of any such dividend, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion or public offering, as the case may be.

              3. Restrictions on Transfer.

              3.1. Restrictive Legends. Unless the shares issued upon exercise of this Warrant are registered under the Securities Act of 1933 and under applicable laws of any state, each certificate for Common Stock issued upon the exercise of any Warrant, and each certificate issued upon the transfer of any such Common Stock, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION, UNDER THE SECURITIES ACT OF 1933 AND APPROPRIATE STATE SECURITIES LAWS. FURTHERMORE, NO OFFER, SALE, TRANSFER, PLEDGE OR HYPOTHECATION IS TO TAKE PLACE UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL AT SHAREHOLDER'S EXPENSE, AND SATISFACTORY TO IT, THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

              3.2. Notice of Proposed Transfer; Opinions of Counsel. For the period during which the Warrant Stock is not registered by the Company under an effective registration statement filed pursuant to the Securities Act of 1933, the Holder shall give written notice to the Company prior to transferring such Warrant Stock to any other person, which notice shall (a) state such holder's intention to transfer such restricted shares and to comply in all other respects with the transfer requirements of this Warrant; (b) describe the circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinions referred to below, and (c) designate counsel for the holder giving such notice. The Holder giving such notice shall submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

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                     (a) If (a) in the opinion of counsel for the holder
designated in the notice the proposed transfer may be effected without registration of such shares of Common Stock under the Securities Act of 1933 and any applicable state securities laws, and (b) counsel for the Company shall not have rendered an opinion within 15 days after receipt by the Company of such written notice that such registration is required, such holder shall thereupon be entitled to transfer such shares of Common Stock in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such transfer shall bear the appropriate restrictive legend set forth in Section 3.1, unless in the opinion of each such counsel such legend is no longer required to insure compliance with the Securities Act. If for any reason counsel for the Company (after having been furnished with the information required to be furnished by clause (a) of this Section 3.2) shall fail to deliver an opinion to the Company as aforesaid, then for all purposes of this Warrant the opinion of counsel for the Company shall be deemed to be the same as the opinion of counsel for such holder.

                     (b) If in the opinion of either or both of such counsel the proposed transfer may not legally be effected without registration of such shares of Common Stock under the Securities Act of 1933 or applicable state securities laws (such opinion or opinions to state the basis of the legal conclusions reached therein), the Company will promptly so notify the holder thereof and thereafter such holder shall not be entitled to transfer such shares of Common Stock until receipt of a further notice from the holder under Section
3.2 above or until registration of such shares of Common Stock under the Securities Act or applicable state law has become effective.

              4. Reservation of Shares. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, the number of shares of Warrant Stock that would be issuable upon the exercise of all Warrants at the time outstanding. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable with no liability on the part of the holders thereof.

              5. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft of destruction of any Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

              6. No Rights or Liabilities as Stockholder. Nothing herein shall give or shall be construed to give the holder of this Warrant any of the rights of a shareholder of the Company including, without limitation, the right to vote on matters requiring the vote of shareholders, the right to receive any dividend declared and payable to the holders of Common Stock, and the right to a pro-rata distribution upon the Company's dissolution.

              7. Notices. All notices and other communications provided for herein shall be delivered or mailed by first class mail, postage prepaid, addressed (a) if to the holders of any Warrant, at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, at its principal office to the attention of the Company's Chief Financial Officer, RemoteMdx, Inc., 150 West Civic Center Drive, Suite 400, Sandy, Utah 84070, or at the address of such other principal office of the Company as the Company shall have furnished to each holder of any Warrants in writing, provided that the exercise of any Warrants shall be effective only in the manner provided in Section 1.

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              8. Assignment. Subject to compliance with applicable federal and state securities laws, the Warrant and all rights hereunder may be transferred or assigned, in whole or in part, without charge to the Holder hereof (except for transfer taxes), upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company and notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

              9. Investment Representations. In connection with its acquisition of this Warrant, Holder represents and warrants, and (unless the shares underlying this Warrant are registered pursuant to the Securities Act of 1933) in connection with any exercise of this Warrant Holder will represent and warrant, as follows:

              9.1. Holder is acquiring the Warrant and the Warrant Stock (together, the "Securities") for his its own account; no other person has any direct or indirect beneficial ownership in the Securities.

              9.2. Holder is acquiring the Securities for investment, with no present intention of distributing or selling any of the Securities or any interest therein.

              9.3. Holder has the capacity to protect its own interests in connection with the acquisition of the Securities. It has such knowledge and experience in financial and business matters generally, and about the Company in particular, that it is capable of evaluating the merits and risks of its acquisition of the Securities.

              9.4. Holder acknowledges that as of the date hereof, and as of the date of any exercise of the Warrants, it has read and analyzed, and retained copies of this Agreement and the following documents:

                     (a) The most recent Annual Report on Form 10-KSB of the Company;

                     (b) Any and all Quarterly Reports on Form 10-Q of the Company filed since the latest Form 10-KSB; and

                     (c) Any and all Current Reports on Form 8-K of the Company filed since the latest Form 10-KSB.


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              9.5. Holder has been informed and understands that there are risks associated with purchasing the Securities, including those risks of ownership of Common Stock of the Company identified in the Company's Annual Reports on Form 10-KSB. Holder is capable of bearing the economic risk of ownership of the Securities including, but not limited to, the possibility of the complete loss of the value of the Securities and the restrictions on transferability of the Securities.

              10. Modifications, Waivers and Amendments. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

              11. Governing Law. This Warrant shall be governed by, interpreted under and construed in accordance with the internal laws of the State of New York, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive laws of any other jurisdiction.

              12. Titles and Headings. The titles headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

              13. Expiration. The Warrants granted herein shall in no event be exercisable after November 8, 2009.





                  -Remainder of Page Intentionally Left Blank-

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IN WITNESS WHEREOF, this Warrant has been signed effective November 7, 2006.



                                            REMOTEMDX, INC.


                                            By: /s/ Michael G. Acton
                                                --------------------

                                            Title: CFO



                                            VATAS HOLDING GMBH


                                            By: /s/ Lars Windhorst
                                                --------------------
                                            Title: Managing Director



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                                                                       EXHIBIT A


                                  SUBSCRIPTION

(To be executed by the holder of the Warrant to exercise the right to purchase Common Stock evidenced by the Warrant)

                  To:      Chief Financial Officer
                           RemoteMdx, Inc.
                           150 West Civic Center Drive, Suite 400
                           Salt Lake City, Utah  84070

The undersigned hereby irrevocably subscribes for ___________________ shares of the Common Stock, par value $______ per share, of RemoteMdx, Inc., a Utah corporation, pursuant to and in accordance with the terms and conditions of a Warrant dated effective _________________ (the "Warrant"), and tenders with the Warrant and this Subscription Agreement payment of $_____________________ as payment for the shares, and requests that a certificate for such shares be issued in the name of the undersigned and be delivered to the undersigned at the address stated below.


NAME:             __________________________________________________

ADDRESS:          __________________________________________________

                  __________________________________________________

SOCIAL SECURITY NUMBER:___________________________________



______________________________________________________________
Signed

DATED:            __________________________________________________









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